Zell Capital
Schedule of Investments
June 30, 2022 (Unaudited)

Security Description	Cost	Fair Value

SAFE Notes - 89.9%
Financials - 46.2%
Noether Rudin, Inc. DBA DOLR(1)(2)(3)(4)	$130,000	$130,000
OptioLend, Inc.(2)(4)	50,000	50,000

Information Technology - 43.7%
Studium Inc.(2)(3)(4)	160,000	160,000
GRID(2)(4)(5)	10,000	10,000
		170,000
Total SAFE Notes (Cost $350,000)		350,000

Private Equity - 6.7%
Consumer Staples - 6.7%
Veritus Capital TK SPV, LLC(2)(4)(6)	26,120	26,120
Total Private Equity (Cost $26,120)		26,120

Money Market Fund - 0.2%
First American Government Obligations Fund, Class X - 0.17%(7)	918	918
Total Money Market Fund (Cost $918)		918

Total Investments (Cost $377,038) - 96.9%		$377,038
Other Assets in Excess of Liabilities - 3.1%		12,254
Net Assets - 100.0%		$389,292

SAFE - Simple Agreement for Future Equity
(1) DOLR is a client of mpMurcia, LLC, dba Book+Street. An officer of the Fund is the majority shareholder of Book + Street.
(2) Non-income producing.
(3)  If there is an equity financing, this SAFE will convert into preferred shares at the greater of (1) the Fund’s cost of investment divided by the lowest price per share of the preferred stock or (2) the Fund’s invested amount divided by the SAFE price.

(4) Security is restricted for sale.
(5)   If there is an equity financing, this SAFE will convert into preferred shares equal to the Fund’s cost of investment divided by the lower of the cap price or the discount price.  GRID has a discount rate of 80.0%.

(6) Veritus Capital TK SPV, LLC invests solely in Terra Kaffe.
(7) Rate represents the Money Market Fund’s average 7-day % yield as of June 30, 2022.

Percentages are stated as a percent of net assets.

The following table presents information about the Fund’s assets measured on a recurring basis as of June 30, 2022 and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Level 1	Level 2	Level 3	Total
SAFE Notes	$-	$-	$350,000	$350,000
Private Equity	-	-	26,120	26,120
Money Market Funds	918	-	-	918
Total Investments in securities and cash equivalents	$918	$-	$376,120	$377,038